Exhibit 8

                                  May 13, 2003

Ray Pfeister
Executive Vice President
Fred Alger Management, Inc.
111 Fifth Avenue, 2nd Floor
New York, New York  10003

        Re:    Amendment to Participation Agreement and Schedules

Dear Mr. Pfeister:

        Enclosed please find an amended Schedule B, effective June 2, 2003, to our participation agreement dated October 25, 1996, as amended from time to time, with The Alger American Fund, Fred Alger Management, Inc. and Fred Alger & Company, Incorporated (the "Agreement").

        The Amended Schedule B reflects additional Designated Portfolios available under the Schwab Select Annuity and Schwab Signature Annuity. Amended Schedule B shall replace in its entirety the existing Schedule B.

        The Agreement and Schedules otherwise remain unchanged and shall continue in full force and effect.

        In the space provided below, please acknowledge your agreement to the foregoing.

                                   Very truly yours,

                                   Great-West Life & Annuity Insurance Company

                                   By:  _________________________________
                                   Chris R. Bergeon
                                   Vice President, Financial Institution Markets

                                   Charles Schwab & Co., Inc.

                                   By:  _________________________________
                                   Tina M. Perrino
                                   Vice President, Partner Relations

ACKNOWLEDGED AND AGREED TO:

The Alger American Fund

By: __________________________
Title: _________________________
Date: _________________________

Fred Alger Management, Inc.

By: __________________________
Title: _________________________
Date: _________________________

Fred Alger & Company, Incorporated

By: ____________________________
Title: __________________________
Date: __________________________

cc:     B. Byrne, Esq.
        Great-West Life & Annuity Insurance Company

        D. Stone, Esq. E. O'Riordan
        Charles Schwab & Co., Inc.
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                                   SCHEDULE B

Designated Portfolios

Schwab Select Annuity
Alger American Growth Portfolio
Alger American MidCap Growth Portfolio

Schwab Signature Annuity
Alger American Balanced Portfolio
Alger American Growth Portfolio
Alger American MidCap Growth Portfolio